   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 2000


                                                              FILE NO. 333-94971
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2


                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          ROBOTIC VISION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        DELAWARE                                                11-2400145
              (STATE OR OTHER JURISDICTION                                   (I.R.S. EMPLOYER
           OF INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NUMBER)

                                 5 SHAWMUT ROAD
                          CANTON, MASSACHUSETTS 02021
                                 (781) 821-0830
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                  PAT V. COSTA
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          ROBOTIC VISION SYSTEMS, INC.
                                 5 SHAWMUT ROAD
                          CANTON, MASSACHUSETTS 02021
                                 (781) 821-0830
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                  IRA I. ROXLAND, ESQ.                                    JAY L. BERNSTEIN, ESQ.
                JOSEPH H. SCHMITT, ESQ.                                  KATHLEEN L. WERNER, ESQ.
    COOPERMAN LEVITT WINIKOFF LESTER & NEWMAN, P.C.                 CLIFFORD CHANCE ROGERS & WELLS LLP
                    800 THIRD AVENUE                                         200 PARK AVENUE
                NEW YORK, NEW YORK 10022                                 NEW YORK, NEW YORK 10166
                  TEL: (212) 688-7000                                      TEL: (212) 878-8000
                  FAX: (212) 755-2839                                      FAX: (212) 878-8375

                            ------------------------

    APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE


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                                                                PROPOSED MAXIMUM       PROPOSED MAXIMUM
       TITLE OF EACH CLASS OF              AMOUNT TO BE        OFFERING PRICE PER     AGGREGATE OFFERING         AMOUNT OF
     SECURITIES TO BE REGISTERED            REGISTERED              UNIT(1)                 PRICE             REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value........       5,750,000                $13.38              $76,906,250           $20,303.25(2)
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value(3).....        250,000                 $11.75              $ 2,937,500             $775.50(2)
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


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a).
(2) Previously paid.
(3) Shares of common stock to be sold by a selling shareholder as set forth in the prospectus.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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

                                   SIGNATURES


     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Canton, Commonwealth of Massachusetts, on February 22, 2000.


                                          ROBOTIC VISION SYSTEMS, INC.

                                          By: /s/ PAT V. COSTA
                                            ------------------------------------
                                              Pat V. Costa
                                              Chairman, President and
                                              Chief Executive Officer


     In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated.



SIGNATURE                                                TITLE                          DATE
---------                                                -----                          ----
          /s/ PAT V. COSTA             Chairman, President and Chief Executive    February 22, 2000
------------------------------------   Officer (Principal Executive Officer)
            Pat V. Costa

*                                      Chief Financial Officer and Treasurer      February 22, 2000
------------------------------------   (Principal Financial and Accounting
Frank D. Edwards                       Officer)

*                                      Director                                   February 22, 2000
------------------------------------
Howard Stern

*                                      Director                                   February 22, 2000
------------------------------------
Frank DiPietro

*                                      Director                                   February 22, 2000
------------------------------------
Jay M. Haft

*                                      Director                                   February 22, 2000
------------------------------------
Tomas Kohn

*                                      Director                                   February 22, 2000
------------------------------------
Donald J. Kramer

*                                      Director                                   February 22, 2000
------------------------------------
Mark J. Lerner

*                                      Director                                   February 22, 2000
------------------------------------
Robert H. Walker


---------------

* Pat V. Costa, pursuant to Powers of Attorney (executed by each of the officers and directors listed above and indicated as signing above, and filed with the Securities and Exchange Commission), by signing his name hereto does hereby sign and execute this Amendment to the Registration State-


  ment on behalf of each of the persons referenced above.



                                          /s/ Pat V. Costa